CAVANAL HILL FUNDS

Supplement dated March 17, 2014
to the
Cavanal Hill Funds’ Statement of Additional Information
dated December 31, 2013 and the

Cavanal Hill World Energy Fund’s Statement of Additional Information

dated February 3, 2014

This Supplement provides updated information regarding the sale of shares to foreign investors and supersedes any information to the contrary in the Statement of Additional Information.

Effective immediately, the following information shall be added at the end of the section of the Statement of Additional Information titled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION: (all other information contained in the Statement of Additional Information remains unchanged):

Each Fund will only accept new account applications and additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its territories; or (2) reflects a U.S. military address; and (3) in every case, is associated with a valid U.S. taxpayer identification number.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.